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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------



                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 April 22, 2002
             -----------------------------------------------------
                Date of Report (Date of earliest event reported)



                               IMMUNEX CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Washington                           0-12406                       51-0346580
-----------------------------------  -------------------------------  ----------------------------
   (State or Other Jurisdiction           (Commission File No.)              (IRS Employer
         of Incorporation)                                                Identification No.)


                 51 University Street, Seattle, Washington 98101
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               (Address of Principal Executive Offices)  (Zip Code)


                                 (206) 587-0430
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              (Registrant's Telephone Number, Including Area Code)


                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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     Item 5. Other Events.

     On April 22, 2002, Immunex Corporation, a Washington corporation, announced financial results for the quarter ended March 31, 2002. A copy of the press release dated April 22, 2002 relating to this announcement is attached as
Exhibit 99.1 and is incorporated into this current report by reference.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit Number      Description
--------------      -----------
    99.1            Immunex press release dated April 22, 2002.



                                       -1-

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IMMUNEX CORPORATION


Dated: April 26, 2002                  By /s/ Barry G. Pea
                                         ---------------------------------------
                                       Name: Barry G. Pea
                                       Its:  Executive Vice President, General
                                             Counsel and Secretary


                                       -2-

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                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------
    99.1            Immunex press release dated April 22, 2002.